SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[X]  Preliminary proxy statement.
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material under rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))


                     CDC Nvest Tax Exempt Money Market Trust
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

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


August 2001

Dear Shareholder:

The enclosed proxy statement provides detailed information about important proposals for CDC Nvest Funds' money market funds. We've summarized the pertinent facts here. Reading this letter completely may make your review of the proxy statement easier. The proposed changes are part of our ongoing commitment to pursue consistent and competitive long-term performance through high-quality management.

     Q.   What are the proposals about?

     First, the Board of Trustees has approved Reich & Tang Asset Management, LLC as the interim subadviser of CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust, previously managed by Back Bay Advisors. Second, the Board voted to modernize certain of the funds' investment policies to provide maximum flexibility in managing the assets.

     Q.   What strengths does Reich & Tang bring to the management of the funds?

          Money market acumen. Reich & Tang is one of the best-known money market fund managers in the country, with more than $13 billion in assets under management (as of December 31, 2000). You can expect the same high level of skill from Reich & Tang's portfolio teams as you have from Back Bay Advisors.
          Expertise and experience. Reich & Tang manages 22 money market and short-term funds. Established in 1974, the firm has established an outstanding reputation for managing these types of funds.

     Q.   What is the portfolio managers' approach to managing the funds?

     The fund management team's philosophy is threefold: preserve capital, manage for liquidity, and provide competitive returns.

     Q.   How will the proposed change affect the funds?

     While the funds' objectives will remain the same, CDC IXIS Asset Management Advisers, L.P., the Funds' adviser, believes these management changes will contribute to the funds' long-term performance and benefit shareholders. The changes are part of our commitment to providing quality management from the talent of numerous firms.

     Remember: your vote counts!

     Your vote is extremely important, even if you own a few fund shares. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders, which would increase expenses to the funds. You may receive a reminder call to return your proxy from a proxy solicitation firm.

     You can vote on the Internet or by a toll-free call

     Now you can vote via the Internet or phone, if you want to vote electronically instead of mailing in your proxy card. Please see your proxy card for more information and helpful instructions. If you do vote electronically, you do not need to mail your proxy card. If you want to change your vote, you also have the choice of using the proxy card, telephone or the Internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative, or call CDC Nvest Funds at 800-225-5478 and speak with an investor service and marketing representative.


Sincerely,



John T. Hailer

President                                       MM02-0701

                         CDC Nvest Cash Management Trust
                     CDC Nvest Tax Exempt Money Market Trust
                        (the "Trusts" and each a "Trust")
                               399 Boylston Street
                                Boston, MA 02116

              CDC Nvest Cash Management Trust - Money Market Series
                     CDC Nvest Tax Exempt Money Market Trust
                         (the "Funds" and each a "Fund")
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               September 28, 2001

     A special meeting (the "Meeting") of the shareholders of each Fund will be held at 2:00 p.m. on September 28, 2001 at the offices of CDC IXIS Asset Management Distributors, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:

1. To be voted on by the shareholders of CDC Nvest Cash Management Trust - Money Market Series: To approve a new advisory agreement between CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") and the Trust, on behalf of the Fund.

2. To be voted on separately by the shareholders of each Fund: To approve a new sub-advisory agreement among CDC IXIS Advisers, Reich & Tang Asset Management, LLC and the Fund for each such Fund.

3. To be voted on separately by the shareholders of each Fund: To amend, reclassify or eliminate certain fundamental investment policies and restrictions of each such Fund.

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.


     Shareholders of record at the close of business on July 31, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session.

                                     By order of the Boards of Trustees,

                                     JOHN E. PELLETIER, Secretary

August 1, 2001

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                         CDC Nvest Cash Management Trust
                     CDC Nvest Tax Exempt Money Market Trust
                        (the "Trusts" and each a "Trust")
                               399 Boylston Street
                                Boston, MA 02116

              CDC Nvest Cash Management Trust - Money Market Series
                     CDC Nvest Tax Exempt Money Market Trust
                         (the "Funds" and each a "Fund")

                                 PROXY STATEMENT


     The trustees (the "Trustees") of the Trusts are soliciting proxies from the shareholders of each Fund in connection with a special meeting (the "Meeting") of shareholders of each Fund. The Meeting has been called to be held at 2:00 p.m. on September 28, 2001 at the offices of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record as of July 31, 2001 (the "Record Date") beginning on or about August 1, 2001. EACH FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT DATED JUNE 30, 2000 AND ITS MOST RECENT SEMIANNUAL REPORT DATED DECEMBER 31, 2000 TO ITS SHAREHOLDERS. A COPY OF EACH FUND'S ANNUAL REPORT AND SEMIANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO CDC IXIS DISTRIBUTORS AT ITS ADDRESS SET FORTH ABOVE OR BY CALLING (800) 225-5478. IN ADDITION, EACH FUND'S ANNUAL REPORT AND SEMIANNUAL REPORT ARE AVAILABLE ON ITS WEBSITE AT WWW.CDCNVESTFUNDS.COM. (CLICK ON "FUND INFORMATION" AND THE "FINANCIAL REPORTS.")

     The only items of business that the Trustees expect will come before the Meeting are (1) approval of a new advisory agreement (the "New Advisory Agreement") for CDC Nvest Cash Management Trust - Money Market Series (the "Money Market Series") between the Trust, on behalf of the Money Market Series, and CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"); (2) approval of a new sub-advisory agreement (the "New Sub-Advisory Agreements") for each Fund among CDC IXIS Advisers, Reich & Tang Asset Management, LLC ("Reich & Tang") and each Trust on behalf of the relevant Fund; and (3) approval of the amendment, reclassification or elimination of certain fundamental investment policies of each Fund.

Summary of Proposals and Funds Affected*

                                                      1. Proposal to    2. Proposal to     3. Proposal to amend,
                                                      approve a new      approve a new    reclassify or eliminate
                                                         advisory        sub-advisory       certain fundamental
                   Name of Fund                         agreement          agreement              policies
                   ------------                     ----------------- ------------------ -------------------------

Cash Management Trust - Money Market Series               X (1)              X (2)               X (3a-3o)
Tax Exempt Money Market Trust                                                X (2)               X (3a-3o)

*An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are being solicited with respect to that proposal. Where applicable the proposal sub-item is provided in parentheses.

I.   PROSPOSALS 1 AND 2

NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

     As explained below, the proposed New Advisory Agreement for the Money Market Series is substantially identical to the advisory agreement currently in effect for the Money Market Series. The proposed New Sub-Advisory Agreement for each Fund is also substantially identical to the sub-advisory agreement currently in effect for that Fund. Generally, the only proposed changes are a new date, a new, lower advisory and/or sub-advisory fee rate, the addition of a provision addressing the use of a customer's or consumer's non-public personal information, and, with respect to the New Sub-Advisory Agreements only, all references to Back Bay Advisors, L.P. ("Back Bay") are replaced by references to Reich & Tang.

     The reason that the Trustees are submitting these proposals for approval by shareholders relates to the announcement by Back Bay in April 2001 of its decision to cease operations by the end of June 2001. Accordingly, upon the recommendation of CDC IXIS Advisers, the Trustees approved (1) interim sub-advisory agreements with Reich & Tang and (2) New Sub-Advisory Agreements with Reich & Tang contingent upon shareholder approval.

Description of Advisory Agreements

     CDC IXIS Advisers currently acts as the Funds' investment adviser pursuant to separate advisory agreements each dated October 30, 2000 (the "Current Advisory Agreements"). The Trustees approved the Current Advisory Agreements at a meeting held on August 25, 2000, and each Fund's shareholders approved the Funds' Current Advisory Agreements at a meeting held on October 13, 2000. The purpose of the submission of the Current Advisory Agreements for shareholder approval at such time was in connection with the acquisition of CDC IXIS Advisers' then parent company (Nvest Companies, L.P., now known as CDC IXIS Asset Management North America, L.P.) by CDC IXIS Asset Management S.A. ("CDC AM"). This acquisition was consummated on October 30, 2000. The prior advisory agreements were terminated when CDC IXIS Advisers' then parent company, Nvest Companies, L.P., was acquired by the current parent company, CDC AM.

     The next several paragraphs briefly summarize some important provisions contained in both the Current Advisory Agreements and the New Advisory Agreement for Money Market Series (the "Advisory Agreements").

     Each Advisory Agreement essentially provides that CDC IXIS Advisers, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

     Each Advisory Agreement provides that it will continue in effect for an initial period of two years and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trusts or CDC IXIS Advisers. (These Trustees who are not "interested persons" of the Trusts, CDC IXIS Advisers or a sub-adviser are referred to below as the "Independent Trustees".)

     Each Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to CDC IXIS Advisers, or by CDC IXIS Advisers upon ninety days' written notice to the Trust, and terminates automatically in the event of its "assignment" as defined in the 1940 Act.

     Each Advisory Agreement provides that CDC IXIS Advisers will not be liable to the Fund or its shareholders, except for liability arising from CDC IXIS Advisers' willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     Under each Advisory Agreement, the annual advisory fee rates payable by each Fund to CDC IXIS Advisers and the aggregate fees paid to CDC IXIS Advisers for each Fund's most recent fiscal year are as follows:

                                                                                          Aggregate fee paid to CDC IXIS
                                                   Advisory Fee Rate Payable               Advisers for the fiscal year
             Name of Fund                (as a percentage of average daily net assets)          ended June 30, 2001
--------------------------------------- ------------------------------------------------- --------------------------------
Money Market Series                     0.425% of the first $500 million                  $
                                        0.40% of the next $500 million
                                        0.35% of the next $500 million
                                        0.30% of the next $500 million
                                        0.25% over $2 billion

Tax Exempt Money Market Trust           0.40% of the first $100 million                   $
                                        0.30% over $100 million

     If the advisory fees payable under the New Advisory Agreement had been in effect for the fiscal year ended June 30, 2001, the Money Market Series would have paid CDC IXIS Advisers an aggregate fee of $_______________. The difference between the actual advisory fee and the proposed advisory fee, as a percentage of the actual advisory fee paid, is ____%.

Proposal 1 - Approval of a New Advisory Agreement for the Money Market Series

     Upon the recommendation of CDC IXIS Advisers, the Trustees voted on May 11, 2001, to approve the New Advisory Agreement for the Money Market Series, by which CDC IXIS Advisers would, following the approval of the New Advisory Agreement by the shareholders of the Money Market Series (assuming such approval is obtained), continue to act as adviser to the Money Market Series.

     The terms of the New Advisory Agreement for the Money Market Series are identical to the terms of the Current Advisory Agreements except that (1) the date will be changed; (2) the annual advisory fee rate payable to CDC IXIS Advisers under the New Advisory Agreement will be lower; and (3) a provision, in accordance with Regulation S - P, which addresses the disclosure of a customer's or consumer's non-public personal information will be added. Appendix A1 to this proxy statement contains the form of New Advisory Agreement for the Money Market Series.

     The New Advisory Agreement is subject to approval by the Money Market Series' shareholders, which approval ordinarily must be obtained before such an agreement takes effect. It is expected that approval of the New Advisory Agreement by the Money Market Series' shareholders will be obtained on September 28, 2001. If such approval is obtained, the New Advisory Agreement will take effect on October 1, 2001, at which time the Current Advisory Agreement would terminate and CDC IXIS Advisers would begin serving as adviser to the Money Market Series under the New Advisory Agreement. If shareholder approval is not obtained, then CDC IXIS Advisers will continue to serve as the Fund's adviser under the Current Advisory Agreement.

     The advisory fee rates payable under the New Advisory Agreement are as follows:

                                        Advisory Fee Rate Payable
                              (as a percentage of average daily net assets)
                           ---------------------------------------------------
Money Market Series         0.40% of the first $500 million
                            0.375% of the next $500 million
                            0.325% of the next $500 million
                            0.275% of the next $500 million
                            0.225% over $2 billion


Effects of Proposal 1

     There are fees and expenses that you pay if you buy and hold shares of the Money Market Series. The following tables illustrate the fees and expenses of the Money Market Series under the Current Advisory Agreement compared to the fees and expenses of the Money Market Series under the proposed New Advisory Agreement.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets, as a percentage of average net assets)


                                                 Current Fees*                          Proposed Fees**
                                         Class A      Class B    Class C     Class A      Class B       Class C
Management fees
Distribution and/or service (12b-1)
fees
Other expenses
Total annual fund operating
expenses

* These amounts are the operating expenses for the fiscal year ended June 30, 2001.

** These amounts are estimated based on the operating expenses for the fiscal year ended June 30, 2001, of the Money Market Series factoring in the proposed new advisory fee.

Example

     This example is intended to help you compare the cost of investing in the Money Market Series under the current advisory fee rates with the cost of investing in the Money Market Series under the proposed advisory fee rates.

The example assumes that:

o You invest $10,000 in the Money Market Series for the time periods indicated.

o    Your investment has a 5% return each year.

o The Money Market Series' operating expenses remain the same as those listed above.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                  Current Expenses                       Proposed Expenses
                          Class A      Class B      Class C      Class A      Class B      Class C
1 year
3 years
5 years
10 years

CDC IXIS Advisers as Adviser of the Money Market Series

     CDC IXIS Advisers also currently acts as adviser to the following mutual fund, which has a similar investment objective and policies as the Money Market Series, for compensation at the annual fee rates of the corresponding average net assets levels of the fund set forth in the table below. The table also includes the net assets of the fund as of June 30, 2001.

                                                               Annual Fee Rate                      Net Assets
Fund                                               (as a percentage of average net assets)         (in millions)
-------------------------------------------------- ---------------------------------------- ----------------------------
CDC Nvest Tax Exempt Money Market Trust

     THE TRUSTEES OF CDC NVEST CASH MANAGEMENT TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE MONEY MARKET SERIES VOTE TO APPROVE THE NEW ADVISORY AGREEMENT FOR THE MONEY MARKET SERIES.

Proposal 2 - Approval of New Sub-Advisory Agreements for the Funds

Previous Sub-Advisory Agreements

     Under the terms of the Current Advisory Agreements, CDC IXIS Advisers delegates its responsibility to provide portfolio management services to the Funds. Until June 1, 2001, CDC IXIS Advisers delegated its responsibility for managing the Funds to Back Bay, pursuant to the separate sub-advisory agreements, each dated October 30, 2000 (the "Previous Sub-Advisory Agreements"). The Previous Sub-Advisory Agreements were approved by the Trustees at a meeting held on August 25, 2000, and were last submitted to each Fund's shareholders for approval on October 13, 2000. The purpose of the submission of the Previous Sub-Advisory Agreements for shareholder approval at such time was in connection with the acquisition of CDC IXIS Advisers' then parent company (Nvest Companies, L.P., now known as CDC IXIS Asset Management North America, L.P.) by CDC AM. This acquisition was consummated on October 30, 2000. The sub-advisory agreements in place prior to the Previous Sub-Advisory Agreements were terminated when CDC IXIS Advisers' then parent company, Nvest Companies, L.P., was acquired by the current parent company, CDC AM. Under the terms of the Previous Sub-Advisory Agreements, Back Bay was authorized to effect portfolio transactions for the Funds, using its own discretion and without prior consultation with CDC IXIS Advisers. Back Bay was also required to report periodically to CDC IXIS Advisers and the Trustees.

     The Previous Sub-Advisory Agreements provided for sub-advisory fees payable by each Fund to Back Bay at an annual rates set forth below.

                                                                                                Aggregate sub-advisory
                                                                                               fee paid to Back Bay for
                                              Annualized Sub-Advisory Fee Rate Payable          the fiscal year ended
Name of Fund                                (as a percentage of average daily net assets)           June 30, 2001
---------------------------------------- ---------------------------------------------------- ---------------------------
Money Market Series                      0.205% of the first $500 million                     $
                                         0.18% of the next $500 million
                                         0.16% of the next $500 million
                                         0.14% of the next $500 million
                                         0.12% over $2 billion

Tax Exempt Money Market Trust            0.20% of the first $100 million                      $
                                         0.15% over $100 million

Interim and New Sub-Advisory Agreements

     In light of Back Bay's intention to cease operations by the end of June 2001, and upon the recommendation of CDC IXIS Advisers, the Trustees approved a change to the sub-adviser of the Funds. Upon the recommendation of CDC IXIS Advisers, the Trustees voted on May 11, 2001, to terminate the Previous Sub-Advisory Agreements as of the close of business on May 31, 2001, and to approve both (i) a separate interim sub-advisory agreement among each Trust on behalf of the relevant Fund, CDC IXIS Advisers and Reich & Tang (the "Interim Sub-Advisory Agreements"), each effective on June 1, 2001, and to continue for a period of 150 days or until shareholders of each Fund approve a New Sub-Advisory Agreement, whichever occurs first, by which CDC IXIS Advisers appointed Reich & Tang to act as sub-adviser to the Funds beginning June 1, 2001, and (ii) a separate New Sub-Advisory Agreement among each Trust on behalf of the relevant Fund, CDC IXIS Advisers and Reich & Tang , by which Reich & Tang would, following approval of each New Sub-Advisory Agreement by that Fund's shareholders (assuming such approval is obtained), continue to act as sub-adviser to the Funds. The terms of each New Sub-Advisory Agreement are substantially similar to those of the Interim Sub-Advisory Agreements, which in turn are substantially similar to those of the Previous Sub-Advisory Agreements, except that (a) all references to Back Bay in the Previous Sub-Advisory Agreements have been changed to Reich & Tang in the Interim and New Sub-Advisory Agreements, (b) a provision, in accordance with Regulation S - P, which addresses the disclosure of a customer's or consumer's non-public personal information has been added to the Interim and New Sub-Advisory Agreements and
(c) the sub-advisory fee rates payable have been reduced under the New Sub-Advisory Agreements from the rates in the Previous and Interim Sub-Advisory Agreements. The aggregate sub-advisory fee rates payable by each Fund to Reich & Tang under the Interim Sub-Advisory Agreement are identical to the rate paid to Back Bay under the respective Previous Sub-Advisory Agreement as set forth above under "Description of Sub-Advisory Agreements."

     The aggregate sub-advisory fee rates payable by each Fund to Reich & Tang under each New Sub-Advisory Agreement are lower than the rates paid to Back Bay or Reich & Tang under the Previous Sub-Advisory Agreements and Interim Sub-Advisory Agreements, respectively. The advisory fees paid to CDC IXIS Asset Management Advisers are decreased by the sub-advisory fees paid to Reich & Tang. Therefore, although the sub-advisory fee rate decreases under the New Sub-Advisory Agreements, this will not decrease the aggregate advisory and sub-advisory fees paid by the Funds. These rates are:

                                                                     Annualized Sub-Advisory Fee Rate Payable
Name of Fund                                                             (as a percentage of net assets)
------------------------------------------------------------ ---------------------------------------------------------
Money Market Series                                          0.17% of the first $250 million
                                                             0.14% of the next $250 million
                                                             0.13% of the next $500 million
                                                             0.10% over $1 billion

Tax Exempt Money Market Trust                                0.17% of the first $250 million
                                                             0.14% of the next $250 million
                                                             0.13% of the next $500 million
                                                             0.10% over $1 billion

     The New Sub-Advisory Agreements are subject to approval by shareholders of the relevant Fund, which approval ordinarily must be obtained before such an agreement takes effect. However, the Interim Sub-Advisory Agreements went into effect on June 1, 2001, pursuant to Rule 15a-4 under the 1940 Act which, under certain conditions, allows such agreements to take effect, and to continue for up to 150 days without receiving prior shareholder approval so long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. It is expected that such approval will be obtained on or soon after September 28, 2001. Assuming shareholder approval is obtained, the Interim Sub-Advisory Agreements would terminate and Reich & Tang would begin serving as sub-adviser to the Funds under the New Sub-Advisory Agreements on October 1, 2001.

Description of Sub-Advisory Agreements

     For a complete understanding of the proposed New Sub-Advisory Agreements, please refer to the form of New Sub-Advisory Agreement provided as appendix A2. The next several paragraphs briefly summarize some important provisions contained in the Previous, Interim and New Sub-Advisory Agreements ("Sub-Advisory Agreements").

     Each Sub-Advisory Agreement essentially provides that the sub-adviser, under the Trustees' and CDC IXIS Advisers' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

     Each Sub-Advisory Agreement, except for the Interim Sub-Advisory Agreement which continues in effect for up to 150 days, provides that it will continue in effect for an initial period of two years. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Independent Trustees.

     Each Sub-Advisory Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the sub-adviser, (ii) by CDC IXIS Advisers, on ninety days' written notice to the sub-adviser, or (iii) by the sub-adviser, upon ninety days' written notice to CDC

IXIS Advisers and the Trust, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act or upon termination of the relevant Advisory Agreement.

     Each Sub-Advisory Agreement provides that the sub-adviser will not be liable to CDC IXIS Advisers, the relevant Trust, the relevant Fund or its shareholders, except for liability arising from the sub-adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duty. In addition, each Sub-Advisory Agreement provides that CDC IXIS Advisers shall indemnify the sub-adviser for liability arising from any claim or demand by any past or present shareholder of the relevant Fund that is not based upon the obligations of the sub-adviser.

Reich & Tang as Sub-Adviser of the Funds

     Reich & Tang is a registered investment adviser whose origins date back to 1970 and is, as of April 30, 2001, investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $15.6 billion. Reich & Tang has five areas that provide investment supervisory services, as described below. Reich & Tang Capital Management manages discretionary equity assets, principally for institutional clients, and its philosophy is oriented toward the preservation of capital and long-term appreciation. Delafield Asset Management manages discretionary equity assets, primarily for individual and institutional clients, and its primary investment objective is preservation and enhancement of capital through long-term investment in undervalued securities. H.A. Schupf & Co. manages discretionary equity assets, primarily for high net worth individuals and institutions, and its primary investment objective is maximum long-term capital appreciation. Reich & Tang Funds is a combination of registered no-load, open-end investment companies to which Reich & Tang serves as investment adviser. Global Investment Advisors Group manages discretionary fixed income assets for institutional clients and its primary investment objective is to generate returns in excess of an assigned benchmark while limiting risk.

     Reich & Tang also currently acts as sub-adviser or adviser to the following mutual funds, which have similar investment objectives and policies as the Funds, for compensation at the annual fee rates of the corresponding average net assets levels of the funds set forth in the table below. The table also includes the net assets of the funds as of June 30, 2001.

                                                 Annual Fee Rate                       Net Assets         Reich & Tang's
Fund                                 (as a percentage of average net assets)          (in millions)    Relationship to the
                                                                                                              Funds
------------------------------ ---------------------------------------------------- ------------------ ---------------------
Burnham Money Market Fund            0.15%  less than $100 million (per annum)             __              Sub-Adviser
                                     0.10%  excess of $100 million but less than
                                            $150 million (per annum)
                                     0.05%  in excess of $150 million (per annum)

Cortland Trust, Inc.                 0.80%  first $500 million                                               Adviser
General Money Market                0.775%  excess of $500 million but less than
Portfolio                                   $1 billion
                                     0.75%  excess of $1 billion but less than
                                            $1.5 billion
                                    0.725%  in excess of $1.5 billion

Institutional Daily Income           0.12%  per annum                                      __                Adviser
Fund
Money Market Portfolio

Pax World Money Market Fund,         0.15%  per annum                                                      Sub-Adviser
Inc.

Short Term Corporate Income          0.30%  Not in excess of $750 million                  __                Adviser
Fund, Inc.                           0.29%  In excess of $750 but not in excess
Money Market Portfolio                      of $1 billion

                                     0.28%  In excess of $1 billion but not in
                                            excess of $1.5 billion
                                     0.27%  In excess of $1.5 billion

The Valiant Fund                     0.06%  First $500 million                                             Sub-Adviser
General Money Market                 0.05%  In excess of $500 million but not in
Portfolio                                   excess of $1 billion
                                     0.04%  In excess of $1 billion but not in
                                            excess of $1.5 billion
                                    0.035%  In excess of $2 billion

Courtland Trust, Inc.                0.80%  First $500 million                             __                Adviser
Municipal Money Market              0.775%  In excess of $500 million but less
Portfolio                                   than $1 billion
                                     0.75%  In excess of $1 billion but less than
                                            $1.5 billion
                                    0.725%  In excess of $1.5 billion

Daily Tax Free Income Fund,         0.325%  Not in excess of $750 million                                    Adviser
Inc.                                 0.30%  In excess of $750 million

Tax Exempt Proceeds Fund,            0.40%  Up to $250 million                             __                Adviser
Inc.                                 0.35%  Between $250 million and $500 million
                                     0.30%  Over $500 million

The Valiant Fund                     0.06%  First $500 million                                             Sub-Adviser
Tax Exempt Money Market              0.05%  In excess of $500 million but less
Portfolio                                   that $1 billion
                                     0.04%  In excess of $1 billion but less than
                                            $1.5 billion
                                    0.035%  In excess of $2 billion

THE TRUSTEES OF THE TRUSTS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT FOR THE RELEVANT FUND.

Information About the Ownership of the Adviser and the Sub-Advisers

The Adviser

     CDC IXIS Asset Management Advisers, L.P. CDC IXIS Advisers, formed in 1995, is a limited partnership. Its sole general partner, CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"), is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, LLC ("CDC IXIS Holdings"), which in turn is a wholly owned subsidiary of CDC IXIS North America. CDC IXIS Distribution Corporation is also the sole general partner of CDC IXIS Distributors, which is the principal underwriter for the Funds. CDC IXIS North America owns the entire limited partnership interest in CDC IXIS Advisers and CDC IXIS Distributors. CDC IXIS North America is part of the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified institution which, in turn, is wholly owned by the French Government. CDC IXIS North America is wholly owned by CDC IXIS Asset Management S.A., a French entity that is part of CDC. The seventeen principal subsidiary or affiliated asset management firms of CDC IXIS North America, collectively, have more than $_____ billion of assets under management as of June 30, 2001.

     The principal executive officer of CDC IXIS Advisers and CDC IXIS Distributors is John T. Hailer, who is the President and a Trustee of the Trusts and whose principal occupation is his position with CDC IXIS Distributors. The address of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Distribution Corporation, CDC IXIS Holdings, CDC IXIS North America and Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.

The Subadviser

     Reich & Tang Asset Management, LLC, is located at 600 Fifth Avenue, New York, New York 10020. Reich & Tang is a limited liability company with 99.5% of its membership interest owned by CDC IXIS Asset Management North America, L.P. and the remaining 0.5% membership interest owned by CDC IXIS Asset Management Holdings, LLC. The members of Reich & Tang are as follows: Steven W. Duff, President of the Mutual Funds Group and member; Richard E. Smith, III, President of the Capital Management Group and member; Peter S. Voss; and G. Neal Ryland.

Consideration of the New Advisory Agreement and New Sub-Advisory Agreements by the Trustees

     The Board of Trustees of the Trusts' determined at a meeting held on May 11, 2001 to recommend that the Money Market Series' shareholders vote to approve the New Advisory Agreement, and that each Fund's shareholders vote to approve their Fund's New Sub-Advisory Agreements (together, the "New Agreements"). In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory and/or sub-advisory agreement as in effect from year to year and whether to approve a new adviser or sub-adviser. The Trustees considered information about, among other things:

o The Adviser and the Sub-Adviser and their respective personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process.

o The terms of the New Agreements, particularly that the fees payable by the Money Market Series would be lower under the New Agreements.

o    The advisory fees payable by other similar funds.

o    Reich & Tang's proposed approach to managing the Funds.

o The scope and quality of the services that the Adviser and the Sub-Adviser have been providing to the Funds or similar funds.

o The investment performance of the Funds, of other funds managed by the Sub-Adviser and Adviser, and of similar funds managed by other advisers.

     In addition, in considering the New Agreements, the Trustees also took into account Reich & Tang's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to Reich & Tang. A summary of the brokerage practices of Reich & Tang is presented in Appendix B.

II. PROPOSAL 3: APPROVAL OF CHANGES TO CERTAIN CURRENT FUNDAMENTAL POLICIES OF THE FUND

BACKGROUND

     Each Fund operates in accordance with its investment objectives and policies described in its most recent prospectus and statement of additional information. Each Fund generally classifies its policies as either "fundamental" or "non-fundamental." A change to a fundamental policy requires the approval of a Fund's shareholders, while non-fundamental policies may be changed by a Fund's Trustees. In the past, fundamental policies were adopted by each Trust on behalf of the relevant Fund in order to reflect regulatory, business or industry conditions that were in effect at the time the policies were adopted.

         Since that time, there have been changes in the laws and regulations that govern mutual funds generally. In particular, in 1996, significant federal legislation preempted state regulation of mutual funds. As a result, many investment policies previously imposed on the Funds by various states are no longer required. Because of the opportunity afforded by this Meeting, there has been a comprehensive review of each Fund's fundamental policies. Based on the recommendations of CDC IXIS Advisers, the Trustees have approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental, and reclassify as non-fundamental or eliminate those policies that are not required to be fundamental.

     Approval of these changes by shareholders would allow a Fund to be managed with greater flexibility to respond to a changing investment environment, subject to the supervision of the Trustees, and consistent with federal securities laws. The Trustees also believe that the proposed changes will enhance the management of a Fund's investment portfolios, such that the Fund's investment opportunities, accordingly, may increase.

     In some cases the Trustees recommend that fundamental policies be amended or eliminated completely. In other cases, the Trustees recommend amending or reclassifying policies as non-fundamental. Once converted to non-fundamental, each Fund's policies may be changed by the Trustees without shareholder approval. If the Trustees decide in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in a Fund's prospectus or statement of additional information, if required.

     Each proposed change to each Fund's fundamental policies recommended by the Trustees is discussed in detail below. In order to help you understand the proposed changes, please refer to Appendix C at the end of this Proxy Statement which lists each Fund's current fundamental policies along with the corresponding proposed fundamental policies, each Fund's current fundamental polices proposed to be reclassified and each Fund's current fundamental policies proposed to be eliminated.

PROPOSED AMENDMENTS TO EACH FUND'S CURRENT FUNDAMENTAL POLICIES

     The primary purpose of proposals 3a - 3g is to amend and standardize each Fund's current fundamental policies to conform to policies which are standard for similar types of funds managed by CDC IXIS Advisers. The Trustees have concurred with CDC IXIS Advisers' analysis of the fundamental and non-fundamental policies of the Funds and propose to shareholders the adoption of standardized fundamental policies.

     It is not anticipated that any of the changes will substantially affect the way each Fund is currently managed. However, CDC IXIS Advisers is presenting these changes to you for your approval because CDC IXIS Advisers believes that increased standardization will help promote operational efficiencies and facilitate the monitoring of compliance with the fundamental policies. Although adoption of a revised policy is not likely to have any impact on the current investment techniques employed for each Fund, it will contribute to the overall objective of standardization and may afford increased investment opportunities for each Fund.

PROPOSAL 3a: DIVERSIFICATION

Proposal to amend each Fund's fundamental policy relating to diversification

Each Fund's proposed fundamental policy regarding diversification is as follows:

     The Fund will not purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act.

     Each Fund is not permitted to change its diversified status unless their shareholders approve such change. This proposal does not seek to change each Fund's status as diversified mutual fund. Rather, approval of this proposal would amend each Fund's diversification policy to the standard policy regarding diversification across similar funds managed by CDC IXIS Advisers. Adoption of this change is not expected to materially affect the operation of the Funds.

PROPOSAL 3b: INDUSTRY CONCENTRATION

Proposal to amend each Fund's fundamental policy relating to industry concentration

Each Fund's proposed fundamental policy relating to industry concentration is as follows:

     The Fund will not purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

     Approval of this proposal would amend each Fund's industry concentration policy to the standard policy relating to industry concentration across similar funds managed by CDC IXIS Advisers. Adoption of this change is not expected to materially affect the operation of the Funds.

PROPOSAL 3c: SHORT SALES AND MARGIN PURCHASES

Proposal to amend each Fund's fundamental policy relating to short sales and margin purchases

     It is proposed that shareholders approve replacing each Fund's current fundamental policy relating to short sales and margin purchases with the following proposed fundamental policy:

     The Fund will not make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

     The proposed fundamental policy clarifies that each Fund may make short sales, maintain short positions or purchase securities on margin to the full extent permitted under the 1940 Act. The 1940 Act generally prohibits a fund from engaging in such activities; however, under the current positions of the SEC staff, mutual funds are permitted to engage in certain types of transactions to a limited extent so long as certain conditions are satisfied. Under the proposed fundamental policy, each Fund would engage in such activities in accordance with applicable regulatory requirements and SEC staff positions under the 1940 Act. In addition, the proposed fundamental policy serves as the standard policy relating to these activities among other funds managed by CDC IXIS Advisers.

     Adoption of the proposed fundamental policy relating to short sales and margin purchases is not expected to materially affect the operations of the Funds. However, adoption of a standardized fundamental policy will facilitate investment compliance efforts on behalf of each Fund and will allow each Fund to respond to legal, regulatory and market developments which may make the use of short sales and margin purchases advantageous to a Fund and its shareholders.

PROPOSAL 3d: BORROWING

Proposal to amend each Fund's fundamental policy regarding borrowing

Each Fund's proposed fundamental investment policy regarding borrowing is as follows:

     The Fund will not borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits a fund's ability to borrow more than one-third of the value of its total assets. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for mutual funds.

     Approval of this proposal 3d would replace each Fund's current fundamental policy regarding borrowing with a more flexible, standard fundamental borrowing policy. The proposed fundamental policy will also make clear that each Fund is permitted to loan its portfolio securities.

     Adoption of the proposed fundamental policy is not currently expected to materially affect the operations of each Fund. However, each Fund's current fundamental policy restricts borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed fundamental policy therefore would allow each Fund to purchase a security while borrowings representing more than 10% of its total assets (taken at cost) or 5%of its total assets (taken at current value) are outstanding. While each Fund has no current intention to purchase securities while borrowings representing more than 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value) are outstanding, the flexibility to do so may be beneficial to a Fund at a future date.

PROPOSAL 3e: LENDING

Proposal to amend each Fund's fundamental policy regarding loans

Each Fund's proposed fundamental investment policy regarding loans is as follows:

     The Fund will not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

     Approval of this proposal 3e would allow each Fund to lend to the extent permitted by current law by replacing each Fund's current fundamental policies regarding lending with a more flexible, standard fundamental policy.

     The proposal is not expected to materially affect the operation of each Fund. However, the proposed fundamental policy clarifies each Fund's ability to invest in repurchase agreements and lend its portfolio securities. These practices may involve additional risk to a Fund. However, CDC IXIS Advisers believes that added benefits outweigh the limited risk of such activities.

PROPOSALS 3f & 3g: CERTAIN TYPES OF INVESTMENTS

Proposals to amend each Fund's fundamental policy prohibiting purchases and sales of certain types of securities

Each Fund's proposed fundamental investment policies prohibiting purchases and sales of certain types of securities split the current fundamental policy into two separate fundamental polices. The two proposed fundamental policies are as follows:

     Proposal 3f:

     The Fund will not purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

     Proposal 3g:

     The Fund will not purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

     The 1940 Act requires all funds to adopt fundamental policies regarding investments in real estate and commodities. It is the opinion of CDC IXIS Advisers that this does not preclude investment in securities of issuers that deal or invest in real estate.

     The two proposed fundamental policies clarify the types of securities in which each Fund is authorized to invest and standardizes the fundamental policies concerning real estate and commodities. The proposed fundamental policy would make it explicit that each Fund may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate in the event of default. Any investments in these securities are, of course, subject to each Fund's investment objectives and policies, including diversification and concentration.

     While the proposed changes will have no current impact on each Fund, adoption of the proposed standardized fundamental policies will advance the goals of standardization discussed above.

RECLASSIFICATION OR ELIMINATION OF EACH FUND'S CURRENT FUNDAMENTAL POLICIES

     Like all mutual funds, when each Fund was established, the Trustees adopted certain investment policies that would govern the efforts of each Fund's investment adviser in seeking the Fund's investment objective. Some of these policies were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of each Fund. Many of each Fund's investment policies were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment policies have been pre-empted by federal law and no longer apply.

     Each Fund's fundamental policies were established to reflect certain regulatory, business or industry conditions as they existed at the time that Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the policies discussed in Proposals 3a through 3g above be classified as fundamental.

     Non-fundamental policies may be changed or eliminated by each Fund's Trustees at any time without approval of the Fund's shareholders. The current fundamental policies proposed to be reclassified as non-fundamental are proposals 3h and 3i. The current fundamental policies proposed to be eliminated are proposals 3j through 3o.

     None of the proposed changes will alter each Fund's investment objective. Indeed, the Trustees believe that the reclassification of certain fundamental policies to non-fundamental policies or the elimination of a certain fundamental policies will enhance the ability of each Fund to achieve its investment objective because the Fund will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

PROPOSAL 3h: OPTIONS AND WARRANTS

Proposal to reclassify each Fund's fundamental policy regarding purchasing and writing of options or warrants or combinations thereof

     The 1940 Act does not currently require a Fund to have a fundamental policy restricting purchasing or writing options or warrants. If approved, proposal 3h would reclassify each Fund's fundamental policy regarding purchasing and writing of options or warrants or combinations thereof as non-fundamental.

     It is believed that reclassifying this fundamental policy will expand each Fund's universe of available investments. In addition, by converting these policies to non-fundamental, the Trustees will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory or other changes, making revisions to this policy desirable, occur in the future. The Trustees believe that this more flexible non-fundamental policy is in the best interests of each Fund and its shareholders.

PROPOSAL 3i: ILLIQUID SECURITIES

Proposal to reclassify each Fund's fundamental policy regarding investments in illiquid securities

     The 1940 Act does not currently require a Fund to have a fundamental policy restricting investments in illiquid securities. If approved, proposal 3i would reclassify each Fund's fundamental policy regarding investments in illiquid securities as non-fundamental.

     It is believed that reclassifying this fundamental policy will expand each Fund's universe of available investments. In addition, by converting these policies to non-fundamental, the Trustees will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory or other changes, making revisions to this policy desirable, occur in the future. The Trustees believe that this more flexible non-fundamental policy is in the best interests of each Fund and its shareholders.

PROPOSAL 3j: PLEDGING

Proposal to eliminate each Fund's fundamental policy regarding pledging

     This policy was adopted by each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 pre-empted substantive state regulation of mutual funds and the sale of their shares. Therefore, a Fund is no longer required to maintain this fundamental policy and this proposal 3j seeks to eliminate it. The Trustees believe that elimination of this policy would benefit each Fund and its shareholders by increasing the a sub-adviser's flexibility in managing the assets of each Fund.

PROPOSAL 3k: UNSEASONED BUSINESSES

Proposal to eliminate each Fund's fundamental policy concerning unseasoned businesses

     This policy was adopted by the each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 pre-empted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require this current fundamental policy. If this policy is eliminated and the a Fund's sub-adviser determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with such investments. The Trustees do not believe that elimination of the current fundamental policy would materially increase the risks to each Fund's shareholders. Accordingly, the Trustees believe that elimination of the current fundamental policies regarding investment in "unseasoned businesses" is in the best interests of each Fund and its shareholders.

PROPOSAL 3l: TRUSTEES' & OFFICERS' OWNERSHIP OF SECURITIES

Proposal to eliminate each Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers

     This policy was adopted by each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 pre-empted substantive state regulation of mutual funds and the sale of their shares. The Trustees believe that eliminating this policy would be in the best interests of each Fund and its shareholders because it would increase a sub-adviser's flexibility in managing the assets of the Fund without any material increase in risks to shareholders. In addition, it is the opinion of CDC IXIS Advisers that there are adequate safeguards currently in place, such as the codes of ethics required to be adopted under Rule 17j-1 under the 1940 Act, that protect each Fund from any improper dealings of its Trustees or officers for which this policy was originally designed.

PROPOSAL 3m: CONTROL OR MANAGEMENT

Proposal to eliminate each Fund's fundamental policy relating to exercising control or management

     The 1940 Act does not require a Fund to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. This policy was adopted by each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 pre-empted substantive state regulation of mutual funds and the sale of their shares.

PROPOSAL 3n: JOINT TRADING

Proposal to eliminate each Fund's fundamental policy relating to joint trading accounts

     The 1940 Act does not currently require a Fund to have a fundamental policy relating to joint trading accounts. It is believed that eliminating this fundamental policy will increase each Fund's flexibility in executing securities transactions to the extent permitted by the 1940 Act.

PROPOSAL 3o: SECURITIES OF OTHER INVESTMENT COMPANIES

Proposal to eliminate each Fund's fundamental policy relating to investing in other investment companies

     This policy was adopted by each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 pre-empted substantive state regulation of mutual funds and the sale of their shares. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act. The 1940 Act generally limits a Fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of other investment companies.

     The proposal to eliminate this fundamental policy will allow each Fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent each Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Fund invests. A sub-adviser will take these expenses into account prior to deciding that such an investment is suitable for each Fund.

     The Trustees believe that eliminating each Fund's current fundamental policy regarding investment in the securities of other investment companies is in the best interests of that Fund and its shareholders.

     THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE IN FAVOR OF PROPOSALS 3a-3o.

III. OTHER INFORMATION

     Principal Underwriter and Administrator. CDC IXIS Distribution Corporation is the sole general partner of CDC IXIS Distributors, the Funds' principal underwriter, and the sole shareholder of CDC IXIS Asset Management Services, Inc. ("CIS"), the Funds' transfer and shareholder servicing agent and the Funds' administrator. CDC IXIS North America owns the entire limited partnership interest in CDC IXIS Distributors. The address of CDC IXIS Distributors and CIS is 399 Boylston Street, Boston, Massachusetts 02116.

     Outstanding Shares and Significant Shareholders. Shareholders of record at the close of business on July 31, 2001, are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix D to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 2, 2001, for each class of a Fund's shares. It also identifies holders, as of June 25, 2001, of more than 5% of any class of shares of a Fund, and contains information about the shareholdings in a Fund of the Trustees and the executive officers of such Fund as of June 25, 2001.

Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of CDC IXIS Advisers, a sub-adviser or of CDC IXIS North America and its affiliated companies. [In addition, D.F. King & Co., Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $---------.]

     Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies, will be paid by _______________.

     Voting and Tabulation of Proxies. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant proposal. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trusts,
(ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Forty percent of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote these shares for which it has received voting instructions from shareholders. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including absentees) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held CDC Nvest IRAs as shares that are present and entitled to vote.

     Required Vote. The vote required to approve each proposal is the lesser of
(1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for any proposal, the Trustees will consider what other actions to take in the best interests of the relevant Fund.

     Adjournments; Other Business. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of the votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for solicitation. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of each Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on a proposal. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the a New Advisory Agreement for the Money Market Series, the approval of New Sub-Advisory Agreements for the Funds and the approval of the amendment, reclassification or elimination of certain fundamental policies of each Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trusts has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of each Fund must be received by such Fund in writing a reasonable amount of time before the Trusts solicit proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Certain Payments to Affiliates

     In addition to advisory fees payable to CDC IXIS Advisers, the Funds compensate CIS for providing various services to each Fund and its shareholders. For the fiscal year ended June 30, 2001, these payments to CIS for transfer agency services amounted to $__________ for the Money Market Series and $__________ for Tax Exempt Money Market Trust, and for the provision of certain legal and accounting services amounted to $___________ for the Money Market Series and $___________ for Tax Exempt Money Market Trust. The proposed New Advisory Agreement for the Money Market Series and the proposed New Sub-Advisory Agreements do not affect these arrangements in any way.

Certain Trustees and Officers of the Trust

     Peter S. Voss and John T. Hailer, Trustees of the Trusts, and the following persons who are officers of the Trusts, are also officers or employees of CDC IXIS Advisers or CDC IXIS Distribution Corporation: John E. Pelletier and Thomas
P. Cunningham (collectively, the "CDC IXIS Advisers Affiliates"). Some of the CDC IXIS Advisers Affiliates, including Messrs. Voss and Hailer, owned partnership units in Nvest Companies, L.P. or Nvest, L.P. (former parent companies of CDC IXIS Advisers) or had the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest Companies, L.P. on October 30, 2000 received consideration for the partnership units they owned or had the right to acquire under options. In some cases the amount of consideration received was substantial. In addition, certain CDC IXIS Advisers Affiliates, including Messrs. Voss and Hailer, have ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement generally restricts an employee from competing with CDC IXIS Advisers and soliciting clients of CDC IXIS Advisers and provides for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain CDC IXIS Advisers Affiliates receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible CDC IXIS Advisers Affiliate must remain employed by CDC IXIS Advisers and must agree to refrain from competing with CDC IXIS Advisers and soliciting clients of CDC IXIS Advisers.

                                                                     APPENDIX A1

              CDC NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES

                               Advisory Agreement

     AGREEMENT made the _____ day of __________, 2001, by and between CDC NVEST CASH MANAGEMENT TRUST a Massachusetts business trust (the "Fund"), with respect to its Money Market Series (the "Series"), and CDC IXIS ASSET MANAGEMENT ADVISERS, L.P., a Delaware limited partnership (the "Manager").

                                   WITNESSETH:

     WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

     NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided; provided, however, that the Manager shall have no obligation to pay the fees of any Sub-Adviser (as defined in Section 1(b) hereof), to the extent that the Fund has agreed, under any contract to which the Fund and the Sub-Adviser are parties (a "Sub-Advisory Agreement") to pay such fees. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the


                                      A1-1
     portfolio of the Series, the Manager shall determine, in the manner described in the prospectus of the Series from time to time in effect, what portion of the assets belonging to the Series shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

     3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services and exclusive of any managerial functions described in Section 4);

          (c) compensation, if any, of trustees of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator; and

          (d) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Series' investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.


                                      A1-2

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (n) of this section 4;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of trustees of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and trustees of the Fund;

          (m) interest, including interest on borrowings by the Fund;

          (n) the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

          (o) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.


                                      A1-3

     5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation in an amount equal to the annual rate of 0.40% of the first $500 million of the average daily net assets of the Series, 0.375% of the next $500 million of the average daily net assets of the Series, 0.325% of the next $500 million of the average daily net assets of the Series, 0.275% of the next $500 million of the average daily net assets of the Series, 0.225% of the average daily net assets over $2 billion (or such lesser amount as the Manager may from time to time agree to receive) minus any fees payable by the Fund, with respect to the period in question, to any one or more Sub-Advisers pursuant to any Sub-Advisory Agreements in effect with respect to such period. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

     8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding interest, taxes, portfolio brokerage commissions, distribution-related expenses and extraordinary expenses) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Series are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Series, as the case may be.

     9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and


                                      A1-4

          (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

          (c) this Agreement shall automatically terminate in the event of its assignment;

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                      A1-5

CDC NVEST CASH MANAGEMENT TRUST
on behalf of its Money Market Series


By: ___________________

Name: John T. Hailer
Title:   President

CDC IXIS ASSET MANAGEMENT ADVISERS, L.P.
By CDC IXIS Asset Management Distribution Corp., its general partner


By: ___________________

Name: John T. Hailer
Title:   President



                                      A1-6

                                     NOTICE

     A copy of the Agreement and Declaration of Trust establishing CDC Nvest Cash Management Trust (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Money Market Series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.



                                      A1-7

                                                                     APPENDIX A2

                               _____________ FUND

                             Sub-Advisory Agreement
                               (----------------)


     Sub-Advisory Agreement (this "Agreement") entered into as of ___ day of ______________, 20__, by and among ________ Trust __, a Massachusetts business trust (the "Trust"), with respect to its _________ Fund series (the "Series"), CDC IXIS Asset Management Advisers, L.P., a Delaware limited partnership (the "Manager"), and ___________, L.P., a Delaware limited liability company (the "Sub-Adviser").

     WHEREAS, the Manager has entered into an Advisory Agreement dated _________, 2000 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

     WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

     WHEREAS, the Manager and the trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

     1.   Sub-Advisory Services.

     a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company

                                      A2-1

     Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine.

          b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

          c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

     2. Obligations of the Manager.

          a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

          b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.


                                      A2-2

     3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

     4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name "_____________, L.P." and that all use of any designation consisting in whole or part of "_______________, L.P." under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

     5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

     6. Purchase and Sale of Assets. The Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser.


                                      A2-3

The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). In addition, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

     7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of ________________ (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

     8. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to


                                      A2-4
other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

     9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

     The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

     10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

          a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

          b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

          c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

          d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.



                                      A2-5

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

     13. General.

          a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

          b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

          c. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

          d. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.


                                      A2-6

CDC IXIS Asset Management Advisers, L.P.

By CDC IXIS Asset Management Distribution Corp., its general partner


By:
   ------------------------------------
Name:
Title:


---------------------------

By
  -------------------------
     its general partner

By:
   ------------------------------------
Name:
Title:


_______ TRUST __,
on behalf of its ________ Fund series


By:______________________________
Name:
Title:


                                      A2-7

                                     NOTICE

     A copy of the Agreement and Declaration of Trust establishing _____ Trust __ (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's _________ Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.



                                      A2-8

                                   APPENDIX B

     In considering the New Sub-Advisory Agreements, the Trustees took account of the Reich & Tang's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to Reich & Tang. The following is a summary of these practices:

     Each Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are generally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchases and each Fund at present does not anticipate paying brokerage commissions. Should any Fund pay a brokerage commission on a particular transaction, such Fund would seek to effect the transaction at the most favorable available combination of best execution and lowest commission. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

     No portfolio transactions are executed with Reich & Tang, or its affiliates acting as principal. In addition, each Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from Reich & Tang or its affiliates.

     The frequency of transactions and their allocation to various dealers is determined by Reich & Tang in its best judgment and in a manner deemed in the best interest of shareholders of each Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for each Fund will be made independently from those for any other accounts or investment companies that may be or become managed by Reich & Tang or its affiliates. If, however, any Fund and other investment companies or accounts managed by Reich & Tang are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for a Fund. In addition, when purchases or sales of the same security for each Fund and for other investment companies managed by Reich & Tang occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

                                                                      APPENDIX C

Cash Management Trust - Money Market Series

Proposed Amendments to Investment Policies

The following fundamental investment policies are proposed to be amended:


                 Current Investment Policy                                              Proposed Investment Policy
The Fund will not:                                                    The Fund will not:

Proposal 3a

o    Purchase any security (other than U.S. Government                o    Purchase any security if, as a result, more than 5% of
     Securities and repurchase agreements relating thereto)                its total total assets (based on current value) would
     if, as a result, more than 5% of the Fund's securities                then be invested in a of a single issuer. of single
     assets (taken at current value) would be invested in                  issuer or acquire more than 10% of the repurchase
     securities outstanding voting This restriction applies                agreements but not to securities of any issuer;
     to securities subject to however, this limitation does                provided apply to government securities as defined in
     not the repurchase agreements themselves                              1940 Act

o Acquire more than 10% of the total value of any class of the outstanding securities of an issuer or acquire more than 10% of the outstanding voting securities of an issuer. This restriction does not apply to U.S.
     government Securities

Proposal 3b

o    Purchase any security if, as a result of such purchase,          o    Purchase any security (other than U.S. Government
     more than 25% of the Fund's total assets (taken at                    securities) if, as a result, more than 25% of the
     current value) would be invested in any one industry.                 Fund's total assets (taken at market value) would be
     This restriction does not apply to U.S. Government                    invested in any one industry. For purposes of this
     Securities and bank obligations. For purposes of this                 restriction, telephone, gas and electric public
     restriction, telephone, gas and electric public                       utilities are each regarded as separate industries and
     utilities are each regarded as separate industries and                finance companies whose financing activities are
     finance companies whose financing activities are                      related primarily to the activities of their parent
     related primarily to the activities of their parent                   companies are classified in the industry of their
     companies are classified in the industry of their                     parents. For purposes of this restriction with regard
     parents                                                               to bank obligations, bank obligations are considered to
                                                                           be one industry, and asset-backed securities are not
                                                                           considered to be bank obligations.


                 Current Investment Policy                                              Proposed Investment Policy
The Fund will not:                                                    The Fund will not:

Proposal 3c

o    Purchase securities on margin (but it may obtain such            o    Make short sales of securities, maintain a short
     short-term credits as may be necessary for the                        position or purchase securities on margin, except that
     clearance of purchases and sales of securities); or                   the Fund may obtain short-term credits as necessary for
     make short sales except where, by virtue of ownership                 the clearance of security transactions, and the Fund
     of other securities, it has the right to obtain,                      may make any short sales or maintain any short
     without payment of further consideration, securities                  positions where the short sales or short positions
     equivalent in kind and amount to those sold, and the                  would not constitute "senior securities" under the 1940
     Fund will not deposit or pledge more than 10% of its                  Act.
     total assets (taken at current value) as collateral for
     such sales.

Proposal 3d

o    Borrow money, except as a temporary measure for                  o    Borrow money except for temporary or emergency
     extraordinary or emergency purposes (but not for the                  purposes; provided, however, that the Fund may loan
     purpose of investment) up to an amount not in excess of               securities, engage in reverse repurchase agreements and
     the lower of (i) 10% of its total assets (taken at                    dollar rolls, in an amount not exceeding 33 1/3% of its
     cost) and (ii) 5% of such total assets (taken at                      total assets taken at cost.
     current value).

Proposal 3e

o    Make loans, except by purchase of debt obligations in            o    Make loans, except that the Fund may purchase or hold
     which the Fund may invest consistent with its objective               debt instruments in accordance with its investment
     and investment policies. This restriction does not                    objective and policies; provided however, that this
     apply to repurchase ageeements.                                       restriction does not apply to repurchase agreements or
                                                                           loans of portfolio securities.

Proposals 3f & 3g

o    Buy or sell oil, gas or other mineral leases, rights or          o    Purchase or sell commodities, except that the Fund may
     royalty contracts, commodities or commodity contracts                 purchase and sell future contracts and options, may
     or real estate. This restriction does not prevent the                 enter into foreign exchange contracts and may enter
     Fund from purchasing securities of companies investing                into swap agreements and other financial transactions
     in real estate or of companies which are not                          not requiring the delivery of physical commodities.
     principally engaged in the business of buying or
     selling such leases, rights or contracts.                        o    Purchase or sell real estate, although it may purchase
                                                                           securities of issuers that deal in real estate,
                                                                           securities that are secured by interests in real
                                                                           estate, and securities that represent interests in real
                                                                           estate, and it may acquire and dispose of real estate
                                                                           or interests in real estate acquired through the
                                                                           exercise of its rights as a holder of debt obligations
                                                                           secured by real estate or interests therein.


Proposed Reclassification of Investment Policies

The following fundamental investment policies are proposed to be changed to non-fundamental investment policies:

Proposal 3h

The Fund will not write or purchase puts, calls or combinations thereof.

Proposal 3i

The Fund will not purchase any security restricted as to disposition under the federal securities laws if, as a result, more than 10% of the Fund's net assets would be invested in such securities or in other securities that are illiquid, including repurchase agreements maturing in more than seven days and certain loan participations.

Proposed Elimination of Investment Policies

The following fundamental policies are proposed to be eliminated:

The Fund will not:

     Proposal 3j

     o Pledge, mortgage or hypothecate more than 10% of its total assets (taken at cost).

     Proposal 3k

     o Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old.

    Proposal 3l

     o Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5%.

    Proposal 3m

     o    Make investments for the purpose of exercising control or management.

    Proposal 3n

     o Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with other accounts under the management of Back Bay Advisors to reduce acquisition costs, to average prices among them, or to facilitate such transactions, is not considered participating in a trading account in securities.)

    Proposal 3o

     o Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction.

Tax Exempt Money Market Trust

Proposed Amendments to Investment Policies

 The following fundamental investment policies are proposed to be amended:


                 Current Investment Policy                                              Proposed Investment Policy
The Fund will not:                                                    The Fund will not:

Proposal 3a

o    Purchase any security if, as a result, more than 5% of           o    Purchase any security if, as a result, more than 5% of
     the Fund's total assets (based on current value) would                its total assets (based on current value) would then be
     then be invested in the securities of a single issuer.                invested in a single issuer or acquire more than 10% of
     This limitation does not apply to U.S. government                     the outstanding voting securities of any issuer;
     Securities. The limitation applies to securities                      provided, however, this limitation does not apply to
     subject to credit enhancement, but guarantors,                        government securities as defined in the 1940 Act.
     insurers, issuers of puts and letters of credit and
     other parties providing credit enhancement are not
     considered issuers for purposes of the restriction,
     although investment in such securities may be limited
     by applicable regulatory restrictions. The restriction
     also applies to securities subject to repurchase
     agreements but not to the repurchase agreements
     themselves. (The SEC staff currently takes the position
     that only fully collateralized repurchase agreements
     may be excluded from such restriction.)

     Proposal 3b

o    Invest more than 25% of its total assets in industrial           o    Purchase any security (other than U.S. government
     development bonds which are based, directly or                        securities) if, as a result, more than 25% of the
     indirectly, on the credit of private entities in any                  Fund's total assets (taken the at market value) would
     one industry or in securities of private issuers in any               be invested in any one industry. For purposes of this
     one industry. (In utilities category, gas, electric,                  restriction, telephone, gas and electric public
     water and telephone companies will be considered as                   utilities are each regarded as separate industries and
     being in separate industries.)                                        finance companies whose financing activities are
                                                                           related primarily to the activities of their parent
                                                                           companies are classified in the industry of their
                                                                           parents. For purposes of this restriction with regard
                                                                           to bank obligations, bank obligations are considered to
                                                                           be one industry, and asset-backed securities are not
                                                                           considered to be bank obligations.


                 Current Investment Policy                                              Proposed Investment Policy
The Fund will not:                                                    The Fund will not:

     Proposal 3c

o    Make short sales of securities, maintain a short                 o    Make short sales of securities, maintain a short
     position or purchase securities on margin, except that                position or purchase securities on margin, except that
     the Fund may obtain short-term credits as necessary for               the Fund may obtain necessary for the clearance of
     the clearance of security transactions.                                securities transactions. short-term credits as , and
                                                                           the Fund may make any short sales or maintain any short
                                                                           positions where the short sales or short positions
                                                                           would not constitute "senior securities" under the 1940
                                                                           Act.

     Proposal 3d

o    Borrow money except for temporary or emergency purposes          o    Borrow money except for temporary or emergency
     and then only in an amount not exceeding 10% of its                   purposes; provided, however, that the Fund may loan
     total assets taken at cost, except that the Fund may                  securities, engage in reverse repurchase agreements and
     enter into reverse repurchase agreements. The Fund will               dollar rolls, in an amount not exceeding 33 1/3% of its
     not, however, borrow or enter into reverse repurchase                 total assets at cost.
     agreements if the value of the Fund's assets would be
     less than 300% of its borrowing and reverse repurchase
     agreement obligations. In addition, when borrowings
     (other than reverse repurchase agreements) exceed 5% of
     the Fund's total assets (taken at current value), the
     Fund will not purchase additional portfolio securities.
     Permissible borrowings and reverse repurchase
     agreements will be entered into solely for the purpose
     of facilitating the orderly sale of portfolio
     securities to accommodate redemption requests.

     Proposal 3e

o    Make loans, except that the Fund may purchase or hold            o    Make loans, except that the Fund may purchase or hold
     debt instruments in accordance with its investment                    debt instruments in accordance with its investment
     objective and policies and may enter into loan                        objective and policies; provided, however, this
     participations and repurchase agreements.                             restriction does not apply to repurchase agreements or
                                                                           loans of portfolio securities.


                 Current Investment Policy                                              Proposed Investment Policy
The Fund will not:                                                    The Fund will not:

     Proposals 3f & 3g

o    Buy or sell oil, gas or other mineral leases, rights or          Proposal 3f
     royalty contracts, commodities or commodity contracts
     or real estate (except that the Fund may buy Municipal           o    Purchase or sell commodities, except that the Fund may
     Securities or other permitted investments secured by                  foreign exchange contracts and may enter into swap
     real estate or interests therein).                                    purchase and sell future contracts and options, may
                                                                           enter into agreements and other financial transactions
                                                                           not requiring the delivery of physical commodities.

                                                                      Proposal 3g

                                                                      o    Purchase or sell real estate, although it may purchase
                                                                           securities of issuers which deal in real estate,
                                                                           securities which are secured by interests in real
                                                                           estate, and securities which represent interests in
                                                                           real estate, and it may acquire and dispose of real
                                                                           estate or interests in real estate acquired through the
                                                                           exercise of its rights as a holder of debt obligations
                                                                           secured by real estate or interests therein.





Proposed Reclassification of Investment Policies

The following fundamental investment policies are proposed to be changed to non-fundamental investment policies:

Proposal 3h

The Fund will not write or purchase puts, calls, warrants, straddles, spreads or combinations thereof, except that the Fund may purchase puts and may purchase Municipal Securities on a "when-issued" basis each as described in its Registration Statement.

Proposal 3i

The Fund will not purchase any security restricted as to disposition under the federal securities laws if, as a result, more than 10% of the Fund's net assets would be invested in such securities or in other securities that are illiquid, including repurchase agreements maturing in more than seven days and certain loan participations.

Proposed Elimination of Investment Policies

The following fundamental policies are proposed to be eliminated:

The Fund will not:

Proposal 3j

o Pledge, mortgage or hypothecate its assets except in connection with reverse repurchase agreements and except to secure temporary borrowings permitted by restriction [6][relating to the borrowing of money] in aggregate amounts not to exceed 10% of its net assets taken at cost at the time of the incurrence of such borrowings.

Proposal 3k

o Purchase securities of any company which has (with predecessor businesses and entities) a record of less than three years' continuing operation or purchase securities whose source of repayment is based, directly or indirectly, on the credit of such a company, except (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (ii) Municipal Securities which are rated by at least two nationally recognized municipal bond rating services, if as a result more than 5% of the total assets of the Fund (taken at current value) would be invested in such securities.

Proposal 3l

o Purchase or retain securities of an issuer if, to the knowledge of the Fund, officers, trustees or directors of the Fund or any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the shares or securities of that issuer together own beneficially more than 5% of such shares or securities.

Proposal 3m

o Purchase voting securities or make investments for the purpose of exercising control or management.

Proposal 3n

o Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with other accounts under the management of Back Bay Advisors to reduce acquisition costs, to average prices among them, or to facilitate such transactions, is not considered participating in a trading account in securities.

Proposal 3o

o Invest in securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation, reorganization or similar transaction. Under the 1940 Act the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.

                                                                      APPENDIX D

Outstanding Shares

As of July 2, 2001, the total number of shares outstanding for each class of the Funds are approximately as follows:

CDC Nvest Cash Management Trust         CDC Nvest Tax Exempt Money Market Trust
- Money Market Series

Class A                                 Class A

Class B                                 Class B

Class C                                 Total

Total




Significant Shareholders

As of June 25, 2001, the following persons owned of record or beneficially 5% more of the noted class of shares of the Funds:

CDC Nvest Cash Management Trust - Money Market Series


                                    Name and                              Shares                Percentage of
                                   Address of                          Beneficially           Outstanding Shares
    Class                       Beneficial Owner                          Owned                 of Class Owned






As of June 25, 2001, the Trustees and the executive officer of the Trust, as a group and individually, owned [ ]% of each class of the Fund.

CDC Nvest Tax Exempt Money Market Trust

                                    Name and                              Shares                Percentage of
                                   Address of                          Beneficially           Outstanding Shares
    Class                       Beneficial Owner                          Owned                 of Class Owned


As of June 25, 2001, the Trustees and the executive officer of the Trust, as a group and individually, owned [ ]% of each class of the Fund.

_____________________________           PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                    PROXY FOR SPECIAL MEETING OF
                                              SHAREHOLDERS ON SEPTEMBER 28, 2001



The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders on September 28, 2001 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares that the undersigned would be entitled to vote if personally present.



                                        ----------------------------------------
                                        Date

                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ----------------------------------------
                                        Signature(s) (if held jointly)


           Please fold and detach card at perforation before mailing

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR all proposals.

             Please vote by filling in the appropriate boxes below.

1. Approval of a new advisory agreement among CDC Nvest Cash Management Trust on behalf of the CDC Nvest Cash Management Trust - Money Market Series and CDC IXIS Asset Management Advisers, L.P.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]


2. Approval of a new sub-advisory agreement among the Trust on behalf of the Fund, CDC IXIS Asset Management Advisers, L.P. and Reich & Tang Asset Management LLC.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3a. Proposal to amend the Fund's fundamental policy relating to diversification.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3b. Proposal to amend the Fund's fundamental policy relating to industry concentration.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3c. Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3d.  Proposal to amend the Fund's fundamental policy regarding borrowing.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3e.  Proposal to amend the Fund's fundamental policy regarding loans.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3f. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of real estate.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3g. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of commodities.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3h. Proposal to reclassify the Fund's fundamental policy regarding the purchasing and writing of options or warrants.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3i. Proposal to reclassify the Fund's fundamental policy regarding investments in illiqued securities.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3j.  Proposal to eliminate the Fund's fundamental policy regarding pledging.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3k. Proposal to eliminate the Fund's fundamental policy concerning unseasoned businesses.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3l. Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3m. Proposal to eliminate the Fund's fundamental policy relating to exercising control or management.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3n. Proposal to eliminate the Fund's fundamental policy relating to joint trading accounts.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]

3o. Proposal to eliminate the Fund's fundamental policy relating to investing in other investment companies.

                        FOR         AGAINST        ABSTAIN

                        [ ]           [ ]            [ ]